UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009

NEUROMETRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50856	04-3308180
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

62 Fourth Avenue

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 890-9989

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 27, 2009, NeuroMetrix, Inc. issued a press release titled “NeuroMetrix Comments on Reports that American Medical Association’s CPT Editorial Panel will Establish a Category I CPT Code for Nerve Conduction Studies Performed with Pre-configured Electrode Arrays,” a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by NeuroMetrix, Inc. on January 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: January 28, 2009	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by NeuroMetrix, Inc. on January 27, 2009